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                                                                   Exhibit 10.11


                         [C.J. QUEENAN, JR. LETTERHEAD]

                                August 19, 2003

Dear Robert:

        This letter is written to confirm that by reason of the action taken by the Personnel and Compensation Committee on July 22, 2003, your "Base Salary" for all purposes of the Amended and Restated Employment Agreement dated as of April 25, 2001, with Teledyne Technologies Incorporated is $610,000 effective September 1, 2003.

                                        Sincerely,

                                        C.J. QUEENAN, JR.


CJQjr/djw



Dr. Robert Mehrabian
5388 Baseline Avenue
Santa Ynez, CA 93460-9346